Exhibit 10.2
Execution Version
JOINDER AGREEMENT NO. 3
THIS JOINDER AGREEMENT NO. 3, dated as of May 4, 2015 (this “Agreement”), by and among CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (acting through such of its affiliates or branches as it deems appropriate; in such capacity, the “Funding Incremental Term Loan Lender”), POST HOLDINGS, INC., a Missouri corporation (the “Borrower”), the GUARANTORS party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, acting pursuant to Section 2.14 of the Credit Agreement (as defined below).
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of January 29, 2014 (as amended by that certain First Amendment to Credit Agreement, dated as of May 1, 2014, as supplemented by that certain Joinder Agreement No. 1, dated as of May 1, 2014, as further supplemented by that certain Joinder Agreement No. 2, dated as of June 2, 2014 (the “Second Joinder Agreement”), and as further amended by that certain Second Amendment to Credit Agreement, dated as of March 6, 2015 (the “Second Amendment”), and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among the Borrower, the Lenders party thereto from time to time, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent;
WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may request an increase in the existing Revolving Commitments and/or request new Incremental Term Loan Commitments by entering into one or more Joinder Agreements with the Incremental Revolving Loan Lenders and/or the Incremental Term Loan Lenders, as applicable;
WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower has requested (1) an Incremental Term Loan Commitment with an Increased Amount Date which is the MOM Brands Acquisition Closing Date and (2) that the Credit Agreement be amended to, among other things, provide for an increase in the existing Series A Incremental Term Loans in an aggregate amount not to exceed $700,000,000; and
WHEREAS, subject to the terms and conditions of the Credit Agreement, this Agreement may, without the consent of any other Lenders, effect such amendments to the Credit Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of Section 2.14 of the Credit Agreement (including effecting any amendments that are not adverse to the interests of any Lender that are made to effectuate changes necessary or appropriate to enable any Incremental Term Loans that are intended to be fungible with any other Term Loans to be fungible with such other Term Loans, which shall include any amendments that modify the aggregate principal amount of scheduled installment payments to the extent such amendment does not decrease the installment payment an existing Term Lender would have received prior to giving effect to any such amendment).

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
The Funding Incremental Term Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and it is sophisticated with respect to decisions to make loans similar to those contemplated to be made hereunder and it is experienced in making loans of such type; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender;
The Funding Incremental Term Loan Lender hereby commits to provide its Commitment as set forth on Schedule A annexed hereto (the “Incremental Term Loan Commitment”), on the terms and subject to the conditions set forth below; and
The Administrative Agent is willing to effectuate the amendments to the Credit Agreement requested by the Borrower as set forth herein, on the terms and conditions set forth below:

1.
Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in paragraph 2 of this Agreement, on the MOM Brands Acquisition Closing Date, from and after the date hereof, Paragraph 4(a) of the Second Joinder Agreement is hereby deleted and replaced in its entirety as follows:

The Borrower shall make principal payments on the Series A Incremental Term Loans in installments on the dates and in the amounts set forth below:

(A) Payment Date	(B) Scheduled Repayment of Series A Incremental Term Loans
June 30, 2015	$3,971,293.97
September 30, 2015	$3,971,293.97
December 31, 2015	$3,971,293.97
March 31, 2016	$3,971,293.97

June 30, 2016	$3,971,293.97
September 30, 2016	$3,971,293.97
December 31, 2016	$3,971,293.97
March 31, 2017	$3,971,293.97
June 30, 2017	$3,971,293.97
September 30, 2017	$3,971,293.97
December 31, 2017	$3,971,293.97
March 31, 2018	$3,971,293.97
June 30, 2018	$3,971,293.97
September 30, 2018	$3,971,293.97
December 31, 2018	$3,971,293.97
March 31, 2019	$3,971,293.97
June 30, 2019	$3,971,293.97
September 30, 2019	$3,971,293.97
December 31, 2019	$3,971,293.97
March 31, 2020	$3,971,293.97
June 30, 2020	$3,971,293.97
September 30, 2020	$3,971,293.97
December 31, 2020	$3,971,293.97
March 31, 2021	$3,971,293.97

2.
Conditions Precedent. Notwithstanding anything to the contrary set forth herein or in the Credit Agreement, the Increased Amount Date with respect to the Incremental Term Loan Commitment hereunder shall not occur and no Borrowing under the Incremental Term Loan Commitment hereunder shall be available to the Borrower, until the following conditions are satisfied (the date such conditions are satisfied, the “Mom Brands Acquisition Closing Date”):

(a) The MOM Brands Acquisition shall have been consummated or will be consummated concurrently with the initial funding of the Series A Incremental Term Loan with respect to the Incremental Term Loan Commitment hereunder in accordance with the MOM Brands Acquisition Agreement. No conditions precedent to the consummation of the MOM Brands Acquisition or other provision of the MOM Brands Acquisition Agreement shall have been waived, modified, supplemented or amended (and no consent granted), in a manner materially adverse to the Lead Arrangers (as defined in the Commitment Letter referred to below, the “Arrangers”) or the Funding Incremental Term Loan Lender in their respective capacities as such, in each case, without the prior consent of the Arrangers, not to be unreasonably withheld or delayed; provided that, without limitation, any increase or decrease in the MOM Brands Acquisition consideration (other than working capital adjustments) shall not be deemed to be materially adverse to the Arrangers or the Funding Incremental Term Loan Lender so long as (i) any increase is funded by cash on hand or proceeds of an offering of the Borrower’s equity (the form of which will be reasonably satisfactory to the Arrangers) and (ii) any decrease is allocated to reduce the Incremental Term Loan Commitment;

(b) The Arrangers shall have received (i) (A) audited consolidated balance sheets of the Borrower as at the end of each of the two fiscal years immediately preceding, and ended more than 60 days prior to, the Increased Amount Date, and related statements of operations, comprehensive income (loss), stockholders’ equity and cash flows of the Borrower for each of the three fiscal years immediately preceding, and ended more than 60 days prior to, the Increased Amount Date and (B) audited consolidated balance sheets of the Mom Brands Business as at the end of each of the two fiscal years immediately preceding, and ended more than 90 days prior to, the Increased Amount Date, and related statements of income, stockholders’ equity and cash flows of the Mom Brands Business for each of the three fiscal years immediately preceding, and ended more than 90 days prior to, the Increased Amount Date; (ii) (A) an unaudited consolidated balance sheet of the Borrower as at the end of, and related statements of operations, comprehensive income (loss) and cash flows of the Borrower for, each fiscal quarter (and the corresponding quarter in the prior fiscal year), other than the fourth quarter of the Borrower’s fiscal year, subsequent to the date of the most recent audited financial statements of the Borrower and ended more than 40 days prior to the Increased Amount Date and (B) an unaudited consolidated balance sheet of the Mom Brands Business as at the end of, and related statements of income and cash flows of the Mom Brands Business for, each fiscal quarter (and, in the case of the statement of income and cash flows, the corresponding quarter in the prior fiscal year), other than the fourth quarter of the Mom Brands Business’ fiscal year, subsequent to the date of the most recent audited financial statements of the Mom Brands Business and ended more than 40 days prior to the Increased Amount Date; and (iii) customary pro forma financial information of the Borrower that will be no more extensive in terms of presentation than the information included in the Borrower’s prospectus supplement dated January 28, 2015;
(c) All costs, fees, expenses (including, without limitation, reasonable and invoiced out-of-pocket legal fees and expenses, title premiums, survey charges and recording taxes and fees) and other compensation contemplated by that certain Commitment Letter, dated as of January 25, 2015 (as amended, restated, supplemented or otherwise modified from time to time the “Commitment Letter”), and that certain Fee Letter, dated as of January 25, 2015, in each case payable to the Commitment Parties (as defined in the Commitment Letter), the Arrangers, the Administrative Agent and the Funding Incremental Term Loan Lender on the Increased Amount Date and invoiced prior to such date shall, upon the initial borrowing of the Series A Incremental Term Loans in respect of the Incremental Term Loan Commitments hereunder, have been, or will be substantially simultaneously, paid (which amounts may be offset against the proceeds of such Series A Incremental Term Loans);

(d) All third-party indebtedness of the MOM Brands Business for borrowed money (or guarantees thereof) existing and outstanding as of the Increased Amount Date shall, upon the borrowing of the Series A Incremental Term Loans in respect of the Incremental Term Loan Commitments hereunder, have been, or will be substantially simultaneously, repaid, redeemed, defeased or otherwise discharged, and any liens securing such indebtedness released (other than (i) certain existing letters of credit outstanding under that certain Amended and Restated Credit Agreement among the MOM Brands Business, Mom Brands Sales, LLC, Wells Fargo Bank, National Association, as administrative agent, and the lenders thereto from time to time, dated June 21, 2011, as amended, that, on the Increased Amount Date, will be grandfathered (if permitted under the Credit Agreement) into, or backstopped by letters of credit issued under, the Credit Agreement or cash collateralized in a manner satisfactory to the issuing banks thereof and (ii) any indebtedness for borrowed money (or guarantees thereof) that the Arrangers and the Borrower mutually agree may remain existing and outstanding as of the Increased Amount Date);
(e) The Administrative Agent’s receipt of the following, each of which shall be originals, facsimiles or “pdf”, “tif” or similar electronic format (followed promptly by originals) unless otherwise specified:
(i) an opinion from (A) Lewis Rice LLC, counsel to the Loan Parties, and (B) local or other counsel in each of the jurisdictions listed on Schedule B hereto, in each case as reasonably requested by the Administrative Agent, in the case of each of clauses (A) and (B), in form and substance reasonably satisfactory to the Administrative Agent;
(ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates, each properly executed by Responsible Officers of each Loan Party, as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the Second Amendment;
(iii) a solvency certificate properly executed by the Chief Financial Officer of the Borrower substantially in the form of Exhibit A hereto, certifying the Borrower and its Subsidiaries are, on a consolidated basis after giving effect to the MOM Brands Acquisition and the transactions contemplated hereby, Solvent;
(iv) a Committed Loan Notice in respect of the Series A Incremental Term Loans in respect of the Incremental Term Loan Commitments provided hereunder that is properly executed by a Responsible Officer of the Borrower and delivered in accordance with Section 2.02 of the Credit Agreement;
(v) a certificate from the Borrower’s insurance broker or other evidence reasonably satisfactory to the Administrative Agent that all insurance required to be maintained pursuant to Section 6.06 of the Credit Agreement is in full force and effect, together with endorsements naming the Administrative Agent, for the benefit of Secured Parties, as additional insured and loss payee thereunder to the extent required under Section 6.06 of the Credit Agreement; and

(vi) a certificate attesting to the compliance with clauses (a), (d), (f), (g) and (h) of this Section 2 on the Increased Amount Date properly executed by a Responsible Officer of the Borrower;
(f) The representations and warranties of the Borrower and each other Loan Party contained in Sections 5.01(a), 5.01(b), 5.02(a), 5.02(b)(i), 5.14, 5.19, 5.20, 5.21, 5.22 (other than the first sentence thereof) and 5.23 of the Credit Agreement will be true and correct in all material respects (except that any such representation qualified by materiality or material adverse effect will be true and correct in all respects);
(g) The representations and warranties made by or with respect to the MOM Brands Business in the MOM Brands Acquisition Agreement that are material to the interests of the Arrangers or the Funding Incremental Term Loan Lender, in their capacities as such, shall be true and correct in all material respects only to the extent that the Borrower (or any of its affiliates) has the right to terminate its obligations under the MOM Brands Acquisition Agreement or to decline to consummate the MOM Brands Acquisition (in each case, in accordance with the terms of the MOM Brands Acquisition Agreement) as a result of a breach of such representation or warranty;
(h) There has not been any Event (as defined below) that, individually or in the aggregate with all other Events, has had a Mom Brands Business Material Adverse Effect.
As used in this clause (h), the term “MOM Brands Business Material Adverse Effect” means any Event that, individually or in the aggregate together with all other Events, has had, or would reasonably be expected to have, a material adverse effect on the assets, liabilities, business, results of operations or condition (financial or otherwise) of the MOM Brands Business and the MOM Brands Business Subsidiaries (taken as a whole), other than any Event or Events to the extent resulting from one or more of the following: (a) any event or condition generally affecting any of the industries in which the MOM Brands Business and the MOM Brands Business Subsidiaries operate, the United States economy as a whole or any foreign economy as a whole in any location where, or with respect to which, the MOM Brands Companies have material operations; (b) any national or international political or social event or condition, including the engagement in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack; (c) the existence, occurrence or continuation of any earthquakes, floods, hurricanes, tropical storms, fires or other natural disasters or any national, international or regional calamity; (d) any change in financial, banking or securities markets (including any disruption thereof or any decline in the price of any security or any market index); (e) compliance with any term of, or the taking of any action required by, the MOM Brands Acquisition Agreement (other than the requirement to operate the MOM Brands Companies in the Ordinary Course of Business); (f) any change in GAAP or other accounting requirement or principle or any change in Applicable Law or the interpretation thereof; (g) any action required to be taken under any Applicable Law; (h) any failure by the MOM Brands Business to meet projections, guidance, milestones, forecasts or financial or operating predictions or measures (it being agreed that the facts and circumstances giving rise to any of the foregoing events or failures, unless expressly excluded by another clause of this definition, may constitute or may be taken into account in determining whether a MOM Brands Business Material Adverse Effect has occurred); or (i) the reaction (including subsequent actions) to the announcement of the Acquisition and any transactions contemplated by the MOM Brands Acquisition Agreement of any Person not a Party to the MOM Brands Acquisition Agreement; provided, however, that any Event or Events set forth in the foregoing clauses (a), (b), (c), (d), (f), (g), or (h) may be taken into account in determining whether there has been a MOM Brands Business Material Adverse Effect, to the extent such Event or Events have, or are reasonably expected to have, a disproportionate adverse effect on the assets, liabilities, business, results of operations or condition (financial or otherwise) of the MOM Brands Business and the MOM Brands Business Subsidiaries (taken as a whole) relative to other Persons operating in the same industry as the MOM Brands Companies.

As used in the foregoing definition of MOM Brands Business Material Adverse Effect (and in the definitions in this clause (h)):

(i)	“MOM Brands Business Subsidiaries” means MOM Brands Enterprises, LLC, MOM Brands Sales, LLC, MOM Brands DISC, Inc. and MOM Brands de México, S. de R.L. de C.V.;

(ii)	“MOM Brands Companies” means the MOM Brands Business and each MOM Brands Business Subsidiary;

(iii)	“Applicable Law” means any applicable provision of any constitution, treaty, statute, law, rule, regulation, ordinance or code enacted, adopted, issued or promulgated by any Governmental Authority;

(iv)	“Event” means any event, change, effect, development, occurrence, circumstance, condition, matter or state of facts, whether known or unknown;

(v)
“Governmental Authority” means any: (a) nation, state, county, city, district or other similar jurisdiction; (b) federal, state, local or foreign government; (c) governmental or quasi-governmental authority (including any governmental agency, branch, commission, bureau, instrumentality, department, official, entity, court or tribunal); or (d) body or other Person entitled by Applicable Law to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power;

(vi)
“Ordinary Course of Business” means any action (which includes, for this definition, any failure to take action), condition, circumstance or status of or regarding a Person that is consistent with the past practices of such Person and is taken or exists in the ordinary course of the normal operations of such Person;

(vii)	“Party” means any one of the Company, the MOM Brands Business, the MOM Brands Merger Sub or the Sellers’ Representative (as defined in the MOM Brands Acquisition Agreement); and

(viii)
“Person” means any individual, partnership, corporation, limited liability company, association, joint stock company, trustee or trust, joint venture, unincorporated organization or any other business entity or association or any Governmental Authority; and

(i) The Borrower shall have delivered to the Administrative Agent at least three business days prior to the Increased Amount Date all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act, to the extent requested at least ten days prior to the Increased Amount Date.

3.
Applicable Rate. The Applicable Rate for the Series A Incremental Term Loans shall mean, as of any date of determination, 2.00% per annum for any Base Rate Loans that are Series A Incremental Term Loans and 3.00% per annum for Eurodollar Rate Loans that are Series A Incremental Term Loans.

Notwithstanding anything herein or in the Credit Agreement to the contrary, at no time will the Eurodollar Rate in respect of the Series A Incremental Term Loans be deemed to be less than 0.75% per annum.

4.	Principal Payments. The Borrower shall repay the Series A Incremental Term Loans in full on the Series A Incremental Term Loan Maturity Date, which date is June 2, 2021.

5.	Voluntary and Mandatory Prepayments.
(a) Scheduled installments of principal of the Series A Incremental Term Loans set forth in paragraph 1 above shall be reduced in connection with any voluntary or mandatory prepayments and repayments of the Series A Incremental Term Loans in accordance with Sections 2.05, 2.06 and 2.07 of the Credit Agreement and clause (b) of this paragraph 5, respectively; provided that the Series A Incremental Term Loans and all other amounts under the Credit Agreement with respect to the Series A Incremental Term Loans shall be paid in full no later than the Series A Incremental Term Loan Maturity Date.
(b) Prepayments made pursuant to Section 2.05(b)(i) of the Credit Agreement shall be applied as set forth in clauses (ii) and (iv) of Section 2.05(b) of the Credit Agreement, with such prepayments of the Series A Incremental Term Loans being allocated to the next four principal repayment installments thereof in direct order of maturity and, thereafter, on a pro rata basis to the remaining principal installments thereof and the repayment at the final maturity thereof.

6.
Prepayment Fees. The Borrower agrees to pay to each Lender that has Series A Incremental Term Loans, including for the avoidance of doubt, each Lender that has Series A Incremental Term Loans that were funded on the Pending Acquisition Closing Date (each, a “Series A Incremental Term Loan Lender” and, collectively, the “Series A Incremental Term Loan Lenders”) the following prepayment fees, if any:

If on or before the date that is six months after the Increased Amount Date, there occurs any (i) prepayment or repayment of Series A Incremental Term Loans with the proceeds of, or any conversion of such Series A Incremental Term Loans into, any new debt financing or any replacement debt financing, in either case, bearing interest at an “effective” interest rate less than the “effective” interest rate applicable to the Series A Incremental Term Loans (as such comparative rates are determined by the Administrative Agent) and (ii) any amendment to the Credit Agreement that, directly or indirectly, reduces the “effective” interest rate applicable to the Series A Incremental Term Loans (in each case, with original issue discount and upfront fees, which shall be deemed to constitute like amounts of original issue discount, being equated to interest margins in a manner consistent with generally accepted financial practice based on an assumed four-year life to maturity) (any such transaction or event described in (i) or (ii) above, a “Repricing Event”), then, simultaneously with the consummation of such Repricing Event, the Borrower shall pay to each Series A Incremental Term Loan Lender that refuses to consent to such amendment (which shall include each Series A Incremental Term Loan Lender that refuses to consent to an amendment if such Series A Incremental Term Loan Lender is required to make a mandatory assignment pursuant to Section 10.13 of the Credit Agreement in connection therewith) a fee (the “Repricing Fee”) in an amount equal to 1.00% of the aggregate principal amount of the Series A Incremental Term Loans so repriced or refinanced in such Repricing Event (such Repricing Fee to be allocated among the Series A Incremental Term Loan Lenders pro rata in accordance with the aggregate amount of Series A Incremental Term Loans of each such Series A Incremental Term Loan Lender so repriced or refinanced).

7.	Other Fees.

(a)
The Borrower agrees to pay to the Administrative Agent, for the account of the Funding Incremental Term Loan Lender as of the Increased Amount Date, as fee compensation for the Funding Incremental Term Loan Lender’s Incremental Term Loan Commitment hereunder, an amount equal to 0.50% of the aggregate amount of the Funding Incremental Term Loan Lender’s Incremental Term Loan Commitment, payable to the Funding Incremental Term Loan Lender out of the proceeds of any Loans as and when funded on the date hereof in respect of the Funding Incremental Term Loan Lender’s Incremental Term Loan Commitment hereunder.

(b)
The Borrower agrees to pay to the Administrative Agent, for the account of the Funding Incremental Term Loan Lender as of the Increased Amount Date, a ticking fee (the “Ticking Fee”) accruing from (x) April 22, 2015 to the earliest of (1) May 22, 2015, (2) the MOM Brands Acquisition Closing Date and (3) the abandonment of the MOM Brands Acquisition or the termination of the MOM Brands Acquisition Agreement, in an amount equal to 1.50% (computed on the basis of the actual number of days elapsed over a 360-day year) of the Funding Incremental Term Loan Lender’s Incremental Term Loan Commitment as of the Increased Amount Date and (y) May 23, 2015 to the earlier of (1) the MOM Brands Acquisition Closing Date and (2) the abandonment of the MOM Brands Acquisition or the termination of the MOM Brands Acquisition Agreement, in an amount equal to 3.00% (computed on the basis of the actual number of days elapsed over a 360-day year) of the Funding Incremental Term Loan Lender’s Incremental Term Loan Commitment as of the Increased Amount Date The Ticking Fee shall be due and payable in cash on the earlier of (1) the MOM Brands Acquisition Closing Date and (2) the abandonment of the MOM Brands Acquisition or the termination of the MOM Brands Acquisition Agreement, whether or not the MOM Brands Acquisition is consummated or the Series A Incremental Term Loans pursuant to the Funding Incremental Term Loan Lender’s Incremental Term Loan Commitment are funded.

8.	Credit Agreement Governs. Except as set forth in this Agreement, the Series A Incremental Term Loans shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.

9.	Eligible Assignee. By its execution of this Agreement, the Funding Incremental Term Loan Lender represents and warrants that it is an Eligible Assignee.

10.
Consents. For purposes of Section 10.06(b) of the Credit Agreement, the Borrower hereby consents to any assignee of the Funding Incremental Term Loan Lender or any of its Affiliates becoming a Series A Incremental Term Loan Lender in connection with the initial syndication of the Series A Incremental Term Loans to the extent the inclusion of such assignee in the syndicate had been disclosed to and agreed to by the Borrower prior to the Increased Amount Date.

11.	Notice. For purposes of the Credit Agreement, the initial notice address of the Funding Incremental Term Loan Lender shall be as set forth below its signature below.

12.
Foreign Lenders. For each Funding Incremental Term Loan Lender that is a Foreign Lender, delivered herewith to Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Funding Incremental Term Loan Lender may be required to deliver to Administrative Agent pursuant to Section 3.01(e) of the Credit Agreement.

13.
Recordation of the Series A Incremental Term Loans. Upon execution and delivery hereof, the Administrative Agent will record the Series A Incremental Term Loans made by the Funding Incremental Term Loan Lender in the Register.

14.
Amendment, Modification and Waiver. This Agreement may not be amended, restated, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

15.
Entire Agreement. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

16.	Governing Law; Jurisdiction; Etc.
THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE IN ANY WAY HERETO OR TO THE NEGOTIATION, EXECUTION OR PERFORMANCE THEREOF OR TO THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
THE PROVISIONS OF SECTIONS 10.14(B), (C) AND (D), 10.15, 10.16 AND 10.18 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AND MADE A PART HEREOF.

17.	Loan Document. This Agreement shall constitute a Loan Document under the terms of the Credit Agreement.

18.
Reaffirmation. The Borrower and each Guarantor hereby (a) acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Agreement and (b) reaffirms, as applicable, its guarantees, pledges, grants of security interests and other obligations under and subject to the terms of each of the Loan Documents to which it is party and agrees that, notwithstanding the effectiveness of this Agreement or any of the transactions contemplated hereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, as modified or supplemented in connection with the Credit Agreement and this Agreement and the transactions contemplated hereby, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations.

The Borrower and each Guarantor acknowledges and agrees that each Loan Document to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement.
Nothing in this Agreement shall (i) constitute any waiver of any provisions of the Credit Agreement or any other Loan Document unless expressly set forth herein or (ii) be deemed to require the consent of any Guarantor to any future amendments to or waivers of the Credit Agreement or any other Loan Document, in whole or part.

19.
Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

20.
Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission (e.g., in “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Agreement.

21.
USA PATRIOT Act. Each of the Funding Incremental Term Loan Lender and the Administrative Agent (for itself and not on behalf of the Funding Incremental Term Loan Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower and each Guarantor, which information includes the name and address of the Borrower and each Guarantor and other information that will allow the Funding Incremental Term Loan Lender or the Administrative Agent, as applicable, to identify the Borrower and each Guarantor in accordance with the Act. The Borrower shall, and shall cause each Guarantor to, promptly following a request by the Administrative Agent or the Funding Incremental Term Loan Lender, provide all documentation and other information that each of the Administrative Agent or the Funding Incremental Term Loan Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

Funding Incremental Term Loan Lender:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Christopher Day
Name:	Christopher Day
Title:	Authorized Signatory

By:	/s/ Karim Rahimtoola
Name:	Karim Rahimtoola
Title:	Authorized Signatory

Notice Address:

18664693871@docs.Idsprod.com

7033 Louis Stephens Drive
P.O. Box 110047
Research Triangle Park 27709 NC
United States

Attention: Tedrick Kelly
Telephone: 919-994-6087
Facsimile: 1-866-469-3871

[Signature Page to Joinder Agreement No. 3]

Borrower:

POST HOLDINGS, INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: SVP, General Counsel and Administration, Corporate Secretary

Guarantors:

AGRICORE UNITED HOLDINGS INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

AMERICAN BLANCHING COMPANY

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

ATTUNE FOODS, LLC

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

[Signature Page to Joinder Agreement No. 3]

CASA TRUCKING, INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Assistant Secretary

CRYSTAL FARMS REFRIGERATED DISTRIBUTION COMPANY

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Assistant Secretary

CUSTOM NUTRICEUTICAL LABORATORIES, LLC

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

DAKOTA GROWERS PASTA COMPANY, INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

DNA DREAMFIELDS COMPANY, LLC

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

DYMATIZE ENTERPRISES, LLC

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

[Signature Page to Joinder Agreement No. 3]

DYMATIZE HOLDINGS, LLC

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

FARM FRESH FOODS, INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Assistant Secretary

GB ACQUISITION USA, INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

GOLDEN ACQUISITION SUB, LLC

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

GOLDEN BOY NUT CORPORATION

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

GOLDEN BOY PORTALES, LLC

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

[Signature Page to Joinder Agreement No. 3]

GOLDEN NUT COMPANY (USA) INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

M.G. WALDBAUM COMPANY

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Assistant Secretary

MFI FOOD ASIA, LLC

By:	/s/ Carolyn V. Wolski
Name: Carolyn V. Wolski
Title: VP, General Counsel, Secretary

MFI HOLDING CORPORATION

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Assistant Secretary

[Signature Page to Joinder Agreement No. 3]

MFI INTERNATIONAL, INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Assistant Secretary

MICHAEL FOODS GROUP, INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Assistant Secretary

MICHAEL FOODS, INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Assistant Secretary

MICHAEL FOODS OF DELAWARE, INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Assistant Secretary

NORTHERN STAR CO.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Assistant Secretary

NUTS DISTRIBUTOR OF AMERICA INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

[Signature Page to Joinder Agreement No. 3]

PAPETTI’S HYGRADE EGG PRODUCTS, INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Assistant Secretary

POST ACQUISITION SUB IV, LLC

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

POST FOODS, LLC

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

PREMIER NUTRITION CORPORATION

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

PRIMO PIATTO, INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

SUPREME PROTEIN, LLC

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

[Signature Page to Joinder Agreement No. 3]

TA/DEI-A ACQUISITION CORP.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

TA/DEI-B1 ACQUISITION CORP.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

TA/DEI-B2 ACQUISITION CORP.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

TA/DEI-B3 ACQUISITION CORP.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

[Signature Page to Joinder Agreement No. 3]

Consented to by:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Daniel R. Van Aken
Name: Daniel R. Van Aken
Title: Director

[Signature Page to Joinder Agreement No. 3]

SCHEDULE A
TO JOINDER AGREEMENT NO. 3

Name of Lender	Type of Commitment	Amount
Credit Suisse AG, Cayman Islands Branch	Incremental Term Loan Commitment	$700,000,000
		Total: $700,000,000

[Schedule A to Joinder Agreement No. 3]

SCHEDULE B
JURISDICTIONS

Georgia
Minnesota
Nebraska
Nevada
New York
North Dakota
Ohio
Washington

[Schedule B to Joinder Agreement No. 3]

EXHIBIT A
TO JOINDER AGREEMENT NO. 3
Form of Solvency Certificate

[Date]

This Solvency Certificate (this “Certificate”) is delivered by POST HOLDINGS, INC., a Missouri corporation (the “Borrower”), in connection with that certain Credit Agreement dated as of [Date] (the “Credit Agreement”), among the Borrower, the Lenders from time to time party thereto and [_____], as Administrative Agent. Each capitalized term used but not defined herein shall have the meaning assigned to it in the Credit Agreement.
Pursuant to Section [__] of the Credit Agreement, the Borrower hereby certifies that, after giving effect to the Transactions, on the date hereof:
(a)    The fair value of the property of the Borrower and its Subsidiaries, on a consolidated basis, is greater than the total amount of the liabilities, including contingent liabilities, of the Borrower and its Subsidiaries on a consolidated basis. In computing the amount of any contingent liabilities on the date hereof, such liabilities shall have been computed at the amount that, in light of all of the facts and circumstances existing on the date hereof, represents the amount that can be reasonably expected to become an actual or matured liability.
(b)    The present fair saleable value of the assets of the Borrower and its Subsidiaries, on a consolidated basis, is not less than the amount that will be required to pay the probable liability of the Borrower and its Subsidiaries, on a consolidated basis, on their debts as they become absolute and matured.
(c)    The Borrower and its Subsidiaries, on a consolidated basis, do not intend to incur debts or liabilities beyond their ability to pay such debts and liabilities as they mature in the ordinary course of business.
(d)    The Borrower and its Subsidiaries, on a consolidated basis, are not engaged in business or a transaction for which their property would constitute an unreasonably small capital.
(e)    The Borrower and its Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. In computing the amount of any contingent liabilities on the date hereof, such liabilities shall have been computed at the amount that, in light of all of the facts and circumstances existing on the date hereof, represents the amount that can be reasonably expected to become an actual or matured liability.
IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed as of the date first above written.

[Signature Page Follows]

[Exhibit A to Joinder Agreement No. 3]

POST HOLDINGS, INC.

By:
Name:
Title: Chief Financial Officer

[Signature Page to Exhibit A to Joinder Agreement No. 3]